EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Contacts:

Paul Rosenbaum                                  Investors
Rentrak Corporation                             PondelWilkinson Parham
Chairman & CEO                                  Ron Parham
503-284-7581                                    503-924-1985
exitpoll@aol.com                                rparham@pondel.com


                   RENTRAK REPORTS FISCAL 2003 FOURTH QUARTER
                              AND FULL YEAR RESULTS

-Sale of Fulfillment  Subsidiary Assets and Continued Progress on New Strategies
                Set Stage for Enhanced Earnings in Fiscal 2004-

      PORTLAND, Ore. (June 17, 2003)--Rentrak Corp. (Nasdaq:RENT) today announced consolidated revenues from continuing operations of $21.7 million for the fourth fiscal quarter ended March 31, 2003, compared with revenues of $22.6 million for the same period one year ago.

      Fourth quarter revenues from the company's continuing entertainment operations totaled $17.6 million, while the company's fulfillment operations contributed revenues of $4.6 million. In the year-ago period, revenues totaled $19.0 million from the company's continuing entertainment operations and $3.9 million from its fulfillment operations.

      Pre-tax loss from continuing operations totaled $126,961 in the fourth quarter of fiscal 2003. These results included a non-cash, pre-tax asset impairment adjustment of $844,041 related to the write-down of under-performing assets of the company's fulfillment subsidiary, 3PF, Inc. In last year's comparable quarter, pre-tax income from continuing operations totaled $3.1 million, including a gain of $1.6 million from the settlement of litigation with a former customer.

      Loss from continuing operations totaled $99,189, or $0.01 per share, in the fiscal fourth quarter of 2003, compared with income from continuing operations of $2.0 million, or $0.19 per diluted share, in last year's fiscal fourth quarter. Consolidated net loss for the fiscal 2003 fourth quarter totaled $185,217, or $0.02 per share, compared with consolidated net income of $1.7 million, or $0.16 per diluted share, in the fourth quarter of fiscal 2002.

      Rentrak Chairman and Chief Executive Officer Paul Rosenbaum commented, "We enter fiscal 2004 with great optimism and enthusiasm. The definitive agreement for the sale of substantially all of the assets of our fulfillment subsidiary 3PF, Inc., announced separately today, fulfills a promise we made to shareholders 18 months ago and is a critical milestone in Rentrak's metamorphosis into a leading provider of information management and business intelligence. The

Rentrak Reports Fiscal 2003 Fourth Quarter and Full Year Results
Page 2 of 5

asset purchase agreement has been finalized and signed by all parties. Completion of the transaction is subject to the release of Rentrak as guarantor and 3PF as lessee, conditions which we expect to be satisfied in the very near future."

      "Each of our revenue streams in the entertainment industry is experiencing favorable industry dynamics. First, our PPT revenue-sharing business is poised to regain momentum in the next year as more studios elect to offer their DVD titles to video stores on revenue-sharing terms. As this business continues to migrate to DVD as the primary medium, we expect to benefit as additional studios offer competitive revenue-sharing programs that will diminish the distinction between sell-through and rental. Second, eight studios have selected, and many more continue to favorably test, our Box Office Essentials(TM) theatrical performance information service. Third, 15 videogame publishers are using our VideoGame Essentials(TM) PPT service to offer their new titles to videogame retailers on revenue-sharing terms and to track the retailers' rentals. We expect to sign additional publishers in the near future. Fourth, we are aggressively pursuing relationships with Video-On-Demand services in an effort to become the independent aggregator of viewing transactions through these increasingly popular distribution channels. Together, these four strategies will position Rentrak to be the only company in the world offering the ability to track the viewing dynamics of entertainment media throughout their entire life-cycle and regardless of their creator or distribution format. The intelligence provided by Rentrak is enabling studios, suppliers, and others to make better use of their marketing and promotional dollars and to better serve the viewing interests of consumers."

      "Beyond the entertainment industry, our Supply Chain Essentials(TM) service is poised to establish itself as an important component of an efficient supply chain. The first Supply Chain Essentials' customer, which we expect to formally announce shortly, is completely outside the entertainment industry and reinforces our confidence that we have great opportunity to expand into new industries and gain access to entirely new customer bases."

      "Rentrak enters fiscal 2004 completely focused on these substantial opportunities, a strong balance sheet with cash of approximately $10.0 million, and long-term liabilities of only $668 thousand. Going forward, we expect our operational and financial results will gradually begin to reflect these promising new markets and the unique competitive advantages with which we plan to attack them. In short, we have never been in better position to pursue our strategy of becoming a leading provider of business intelligence services."

Fourth Quarter Continuing Entertainment Operations

Rentrak Reports Fiscal 2003 Fourth Quarter and Full Year Results
Page 3 of 5

      The company's continuing entertainment operations generated revenues of $17.6 million and earnings of $0.06 per diluted share in the fourth fiscal quarter of 2003. In the comparable quarter last year, entertainment revenues totaled $19.0 million and contributed earnings of $0.21 per diluted share from continuing operations, including a pre-tax gain of $1.6 million from the settlement of litigation. The company experienced a 12 percent increase in unit shipments of VHS, DVD and videogame titles to independent video retailers compared with last year's fourth quarter. However, competition during the quarter from sell-through box office hits and DVD titles contributed to fewer total rental transactions by consumers. In addition the company produced lower revenues from audit and reporting services provided to studios in support of direct revenue-sharing programs with major retailers.

Fourth Quarter Fulfillment Operations
      Total fiscal 2003 fourth quarter revenues at the company's fulfillment subsidiary, 3PF, Inc. were $4.6 million, compared with $3.9 million in last year's comparable quarter. The subsidiary reported a loss of $0.07 per share in the fourth quarter, compared to a loss of $0.02 per share in the fourth quarter of fiscal 2002. These results included a non-cash, pre-tax asset impairment adjustment of $844,041 related to the write-down of the operation's under-performing assets.

      The company announced separately today the signing of a definitive agreement to sell all equipment and leasehold improvements at 3PF's leased warehouse facility in Wilmington, Ohio, a portion of the subsidiary's working capital, as well as the assignment of the facility lease to the buyer. The cash purchase price of $800,000 is approximately equal to the net book value of the sold assets at March 31, 2003. 3PF's Columbus, Ohio real estate lease is not included in the sale. The asset purchase agreement has been finalized and signed by all parties. Completion of the transaction is subject to the release of Rentrak as guarantor and 3PF as lessee, conditions that are expected to be satisfied in the very near future.

Fiscal 2003 Financial Analysis
      Continuing entertainment revenues totaled $71.0 million in fiscal 2003, compared with $80.7 million in fiscal 2002, and resulted in earnings of $2.1 million, or $0.21 per diluted share, compared with $12.5 million, or $1.18 per diluted share. Fiscal 2002's results included a one-time after-tax benefit of approximately $8.0 million, or $0.75 per diluted share, resulting from the restructuring of a business relationship with Rentrak Japan. Competition throughout the fiscal

Rentrak Reports Fiscal 2003 Fourth Quarter and Full Year Results
Page 4 of 5

2003 from sell-through box office hits and DVD titles contributed to fewer total rental transactions by consumers. Total fiscal 2003 revenues at the company's fulfillment subsidiary, 3PF, Inc. were $17.4 million, compared with $17.5 million in fiscal 2002. 3PF reported a loss of $2.0 million, or $0.20 per diluted share in fiscal 2003, including the $844,000 non-cash, pre-tax asset impairment charge noted above, compared with a loss of $2.5 million, or $0.24 per diluted share last year.

Discontinued Operations
      During fiscal 2003, Rentrak elected to discontinue operations at BlowOut Video, a subsidiary operating several discount video stores. In the fourth quarter of fiscal 2003, BlowOut Video generated a net loss of $86,028, or $0.01 per diluted share, compared with a net loss of $317,336, or $0.03 per diluted share in last year's fourth quarter. For the full year, BlowOut Video generated a net loss of $582,627, or $0.06 per diluted share, compared with a net loss of $927,042, or $0.09 per diluted share, in fiscal 2002. BlowOut Video's operations were fully discontinued at March 31, 2003.

Stock Repurchases
      Since the beginning of the share repurchase program authorized by the board in April 2001, the company has repurchased a total of 750,000 shares.

Business Outlook
      The company is experiencing great change, pursuing rapid expansion of recently launched new services and investing in the development and launch of several new business initiatives. In addition, there are a number of dynamics currently at play in the movie rental industry that could have a direct impact, favorable or unfavorable, on the company's core PPT business. The timing and magnitude of the impacts from these dynamics, together with the timing of the launch and pace of expansion in the company's new business initiatives, are extremely difficult to forecast at this time. The company intends to continue investing in its existing and new services and expects the ramping of these new services could produce material revenues and earnings from continuing operations during the second half of fiscal 2004.

Conference Call

Rentrak Reports Fiscal 2003 Fourth Quarter and Full Year Results
Page 5 of 5

      Rentrak has scheduled a conference call for 2 p.m. (PDT) today to discuss the company's financial performance. Shareowners, members of the media and other interested parties may participate in the call by dialing 1-800-946-0782, or 719-457-2657 for international callers. The conference call will be recorded and available for playback through June 27, 2003, by dialing 1-888-203-1112, or 719-457-0820 for international callers. The access code for the live call and the replay is "Rentrak."

About Rentrak Corporation

      Rentrak Corporation is an information management company and the creator of the Essentials(TM) suite of information management products that collect, manage and analyze detailed point-of-sale and supply chain data. Essentials(TM) offers a competitive advantage to managers by providing timely insight into their company and industry, giving them the information they need to enhance bottom line results.

For further information, please refer to Rentrak's corporate Web site at http://www.rentrak.com.

Safe Harbor Statement

      When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues and results of operations for both 3PF and PPT(R) and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could affect Rentrak's financial results include customer demand for videocassettes and videogames subject to company guarantees, the company's ability to attract new revenue-sharing customers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2002 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

      Business outlook statements are based on current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. These statements do not include the potential impact of any investments outside the ordinary course of business, or mergers or acquisitions that may be completed after March 31, 2003. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.

                                     # # #
                            (Financial Tables Follow)

RENTRAK CORPORATION

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS


                                                          (UNAUDITED)
                                                           March 31       March 31,
                                                             2003            2002
                                                       --------------   ---------------
CURRENT ASSETS:

    Cash and cash equivalents                            $   10,063,541    $ 12,028,684
    Accounts receivable, net of allowance for doubtful
       accounts of $748,139 and $1,086,143                    9,706,485      11,237,396
    Advances to program suppliers                               418,101       1,042,768
    Income tax receivable                                        81,085          70,000
    Deferred tax asset                                        2,796,908       2,295,567
    Other current assets                                      2,430,334       3,660,457
    Current assets of discontinued operations                         -       2,180,360

                                                         -------------- ---------------
    Total current assets                                     25,496,454      32,515,232
                                                         -------------- ---------------

PROPERTY AND EQUIPMENT, net                                   2,404,763       3,879,819
DEFERRED TAX ASSET                                              894,083       1,002,882
OTHER ASSETS                                                  1,931,133       1,214,394

                                                         -------------- ---------------
          TOTAL ASSETS                                   $   30,726,433    $ 38,612,327
                                                         ============== ===============

                              RENTRAK CORPORATION

                         CONSOLIDATED BALANCE SHEETS

                    LIABILITIES AND STOCKHOLDERS' EQUITY



                                                           (UNAUDITED)
                                                    March 31,        March 31,
                                                     2003              2002
                                                --------------    --------------

CURRENT LIABILITIES:
     Accounts payable                            $  12,710,999   $  18,192,630
     Accrued liabilities                             1,143,785         549,277
     Accrued compensation                              610,022       1,338,748
     Deferred revenue                                  156,692         379,106
     Current liabilities of discontinued operations          -         379,298

                                                --------------  --------------
          Total current liabilities                 14,621,498      20,839,059
                                                --------------  --------------

LONG-TERM LIABILITIES:
     Lease obligations and customer deposits           668,039         495,586

                                                --------------  --------------
          Total long-term liabilities                  668,039         495,586
                                                --------------  --------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value;
       Authorized:  10,000,000 shares                        -               -
      Common stock,  $.001 par value;
       Authorized:  30,000,000 shares
         Issued and outstanding: 9,471,612 shares
         at March 31 2003 and 9,866,283 at
         March 31, 2002                                  9,472           9,866
     Capital in excess of par value                 39,655,212      41,730,216
     Notes receivable                                        -        (377,565)
     Cumulative other comprehensive income (loss)      180,879         180,453
     Accumulated deficit                           (24,408,667)    (23,910,288)
     Less - Deferred charge - warrants                       -        (355,000)
                                                --------------  --------------
                                                    15,436,896      17,277,682
                                                --------------  --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $  30,726,433   $  38,612,327
                                                ==============  ==============

                              RENTRAK CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                  (UNAUDITED)
                                         Twelve Months    Twelve Months
                                            Ending            Ending
                                        March 31, 2003    March 31, 2002

                                       ---------------   ---------------
REVENUES:
   PPT                                  $   67,081,943    $   69,646,207
   Other                                    19,138,418        26,347,775
                                       ---------------   ---------------

                                            86,220,361        95,993,982
                                       ---------------   ---------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                            70,961,730        71,761,212
   Selling, general, and administrative     14,786,806        17,281,843
   Net gain from litigation settlement        (361,847)       (1,563,153)
   Asset Impairment                            844,041           424,177
                                       ---------------   ---------------

                                            86,230,730        87,904,079
                                       ---------------   ---------------

INCOME (LOSS) FROM OPERATIONS                  (10,369)        8,089,903
                                       ---------------   ---------------

OTHER INCOME (EXPENSE):
   Interest income                             204,283           195,628
   Interest expense                            (25,009)          (17,598)
   Gain (Loss) on sale of investments                -          (231,820)
   Gain on Rentrak Japan transaction                 -         7,967,233
                                       ---------------   ---------------
                                               179,274         7,913,443
                                       ---------------   ---------------
INCOME FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION                                   168,905        16,003,346

INCOME TAX PROVISION                            84,657         6,082,273
                                       ---------------   ---------------

INCOME FROM CONTINUING
    OPERATIONS                                  84,248         9,921,073

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $357,094 AND $569,802                  (582,627)         (927,042)
                                       ---------------   ---------------

NET INCOME (LOSS)                       $     (498,379)   $    8,994,031
                                       ===============   ===============

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations            $         0.01    $         0.95
       Discontinued operations          $        (0.06)   $        (0.09)
                                       ---------------   ---------------
           Total                        $        (0.05)   $         0.86
                                       ===============   ===============
    Diluted:
       Continuing operations            $         0.01    $         0.94
       Discontinued operations          $        (0.06)   $        (0.09)
                                       ---------------   ---------------
           Total                        $        (0.05)   $         0.85
                                       ===============   ===============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                              (UNAUDITED)
                                      Three Months Ending March 31,
                                          2003             2002
                                    ---------------  ---------------
REVENUES:
   PPT                                 $ 16,384,362     $ 17,905,336
   Other                                  5,354,246        4,654,168
                                    ---------------  ---------------

                                         21,738,608       22,559,504
                                    ---------------  ---------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                         17,630,787       18,244,459
   Selling, general, and administrative   3,487,161        2,387,030
   Net gain from litigation settlement            -       (1,563,153)
   Asset Impairment                         844,041          424,177
                                    ---------------  ---------------

                                         21,961,989       19,492,513
                                    ---------------  ---------------

INCOME (LOSS) FROM OPERATIONS              (223,381)       3,066,991
                                    ---------------  ---------------

OTHER INCOME (EXPENSE):
   Interest income                          121,429           30,203
   Interest expense                         (25,009)          (6,726)
                                    ---------------  ---------------
                                             96,420           23,477
                                    ---------------  ---------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION (BENEFIT)                     (126,961)       3,090,468

INCOME TAX PROVISION (BENEFIT)              (27,772)       1,110,816
                                    ---------------  ---------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                              (99,189)       1,979,652

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $52,727 AND $188,117                 (86,028)        (317,336)
                                    ---------------  ---------------

NET INCOME (LOSS)                      $   (185,217)    $  1,662,316
                                    ===============  ===============

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations           $      (0.01)    $       0.20
       Discontinued operations         $      (0.01)    $      (0.03)
                                    ---------------  ---------------
           Total                       $      (0.02)    $       0.17
                                    ===============  ===============
    Diluted:
       Continuing operations           $      (0.01)    $       0.19
       Discontinued operations         $      (0.01)    $      (0.03)
                                    ---------------  ---------------
           Total                       $      (0.02)    $       0.16
                                    ===============  ===============

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                        (UNAUDITED)
                                               Twelve Months Ending March 31, 2003
                                         ENTERTAINMENT      FULFILLMENT           TOTAL
                                        ---------------    -------------        -----------
REVENUES:
   PPT                                     $ 67,081,943   $            -        $67,081,943
   Other                                      3,872,578       17,380,544 (1)     19,138,418
                                        ---------------    -------------        -----------

                                             70,954,521       17,380,544         86,220,361
                                        ---------------    -------------        -----------

OPERATING COSTS AND EXPENSES:
   Cost of sales                             55,663,641 (1)   17,412,793         70,961,730
   Selling, general, and administrative      12,388,292        2,398,514         14,786,806
   Net gain from litigation settlement         (361,847)               -           (361,847)
   Asset Impairment                                   -          844,041            844,041
                                        ---------------    -------------        -----------

                                             67,690,086       20,655,348         86,230,730
                                        ---------------    -------------        -----------

INCOME (LOSS) FROM OPERATIONS                 3,264,435       (3,274,804)           (10,369)
                                        ---------------    -------------        -----------

OTHER INCOME (EXPENSE):
   Interest income                              138,759           65,524            204,283
   Interest expense                              (5,894)         (19,115)           (25,009)
                                        ---------------    -------------        -----------
                                                132,865           46,409            179,274
                                        ---------------    -------------        -----------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                       3,397,300       (3,228,395)           168,905

INCOME TAX PROVISION (BENEFIT)                1,311,448       (1,226,791)            84,657
                                        ---------------    -------------        -----------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                2,085,852       (2,001,604)            84,248

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $357,094                                (582,627)               -           (582,627)
                                        ---------------    -------------        -----------

NET INCOME (LOSS)                          $  1,503,225    $  (2,001,604)       $  (498,379)
                                        ===============    =============        ===========

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations               $       0.22    $       (0.21)       $      0.01
       Discontinued operations             $      (0.06)   $           -        $     (0.06)
                                        ---------------    -------------        -----------
           Total                           $       0.16    $       (0.21)       $     (0.05)
                                        ===============    =============        ===========
    Diluted:
       Continuing operations               $       0.21    $       (0.20)       $      0.01
       Discontinued operations             $      (0.06)   $           -        $     (0.06)
                                        ---------------    -------------        -----------
           Total                           $       0.15    $       (0.20)       $     (0.05)
                                        ===============    =============        ===========

(1)- Includes Intercompany transactions of $2,114,704, which are eliminated in consolidated total amounts.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            (UNAUDITED)
                                                 Three Months Ending March 31, 2003
                                          ENTERTAINMENT     FULFILLMENT            TOTAL
                                         --------------    -------------        ------------
REVENUES:
     PPT                                   $ 16,384,362    $           -        $16,384,362
     Other                                    1,254,338        4,594,409 (1)      5,354,246
                                         --------------    -------------       ------------
                                             17,638,700        4,594,409         21,738,608
                                         --------------    -------------       ------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                             13,898,967 (1)    4,226,321         17,630,787
   Selling, general, and administrative       2,888,076          599,085          3,487,161
   Asset Impairment                                   -          844,041            844,041
                                         --------------    -------------       ------------
                                             16,787,043        5,669,447         21,961,989
                                         --------------    -------------       ------------


INCOME (LOSS) FROM OPERATIONS                   851,657       (1,075,038)          (223,381)
                                         --------------    -------------       ------------

OTHER INCOME (EXPENSE):
   Interest income                               55,905           65,524            121,429
   Interest expense                              (5,894)         (19,115)           (25,009)
                                         --------------    -------------       ------------
                                                 50,011           46,409             96,420
                                         --------------    -------------       ------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
      PROVISION (BENEFIT)                       901,668       (1,028,629)          (126,961)

INCOME TAX PROVISION (BENEFIT)                  363,107         (390,879)           (27,772)
                                         --------------    -------------       ------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                  538,561         (637,750)           (99,189)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $52,727                                  (86,028)               -            (86,028)
                                         --------------    -------------       ------------

NET INCOME (LOSS)                          $    452,533    $    (637,750)       $  (185,217)
                                         ==============    =============       ============

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations               $       0.06    $       (0.07)       $     (0.01)
       Discontinued operations             $      (0.01)   $           -        $     (0.01)
                                         --------------    -------------       ------------
           Total                           $       0.05    $       (0.07)             (0.02)
                                         ==============    =============       ============
    Diluted:
       Continuing operations               $       0.06    $       (0.07)       $     (0.01)
       Discontinued operations             $      (0.01)   $           -        $     (0.01)
                                          --------------    -------------       ------------
           Total                           $       0.05    $       (0.07)       $     (0.02)
                                         ==============    =============       ============



(1) - Includes Intercompany transactions of $494,501, which are eliminated in consolidated total amounts.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                          (UNAUDITED)
                                               Twelve Months Ending March 31, 2002
                                         ENTERTAINMENT      FULFILLMENT            TOTAL
                                         --------------    -------------       ------------
REVENUES:
   PPT                                     $ 69,646,207    $           -        $69,646,207
   Other                                     11,006,035       17,521,877 (1)     26,347,775
                                         --------------    -------------       ------------

                                             80,652,242       17,521,877         95,993,982
                                         --------------    -------------       ------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                             57,466,262 (1)   16,475,087         71,761,212
   Selling, general, and administrative      12,800,819        4,481,024         17,281,843
   Net gain from litigation settlement       (1,563,153)               -         (1,563,153)
   Asset Impairment                                   -          424,177            424,177
                                         --------------    -------------       ------------

                                             68,703,928       21,380,288         87,904,079
                                         --------------    -------------       ------------

INCOME (LOSS) FROM OPERATIONS                11,948,314       (3,858,411)         8,089,903
                                         --------------    -------------       ------------

OTHER INCOME (EXPENSE):
   Interest income                              195,628                -            195,628
   Interest expense                             (17,598)               -            (17,598)
   Gain (Loss) on sale of investments            18,180         (250,000)          (231,820)
   Gain on Rentrak Japan transaction          7,967,233                -          7,967,233
                                         --------------    -------------       ------------
                                              8,163,443         (250,000)         7,913,443
                                         --------------    -------------       ------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                      20,111,757       (4,108,411)        16,003,346

INCOME TAX PROVISION (BENEFIT)                7,643,469       (1,561,196)         6,082,273
                                         --------------    -------------       ------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                               12,468,288       (2,547,215)         9,921,073

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $569,802                                (927,042)               -           (927,042)
                                         --------------    -------------       ------------

NET INCOME (LOSS)                          $ 11,541,246    $  (2,547,215)       $ 8,994,031
                                         ==============    =============       ============

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations               $       1.20    $       (0.25)       $      0.95
       Discontinued operations             $      (0.09)   $           -        $     (0.09)
                                         --------------    -------------       ------------
           Total                           $       1.11    $       (0.25)              0.86
                                         ==============    =============       ============
    Diluted:
       Continuing operations               $       1.18    $       (0.24)       $      0.94
       Discontinued operations             $      (0.09)   $           -        $     (0.09)
                                         --------------    -------------       ------------
           Total                           $       1.09    $       (0.24)       $      0.85
                                         ==============    =============       ============


(1) - Includes Intercompany transactions of $2,180,137, which are eliminated in consolidated total amounts.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            (UNAUDITED)
                                                 Three Months Ending March 31, 2002
                                          ENTERTAINMENT     FULFILLMENT           TOTAL
                                         --------------    -------------      -------------
REVENUES:
     PPT                                   $ 17,905,336    $           -        $17,905,336
     Other                                    1,125,317        3,892,527 (1)      4,654,168
                                        ---------------    -------------      -------------
                                             19,030,653        3,892,527         22,559,504
                                        ---------------    -------------      -------------

OPERATING COSTS AND EXPENSES:
     Cost of sales                           14,982,141 (1)    3,625,994         18,244,459
     Selling, general, and administrative     2,287,222           99,808          2,387,030
     Net gain from litigation settlement     (1,563,153)               -         (1,563,153)
     Asset Impairment                                 -          424,177            424,177
                                        ---------------    -------------      -------------

                                             15,706,210        4,149,979         19,492,513
                                        ---------------    -------------      -------------

INCOME (LOSS) FROM OPERATIONS                 3,324,443         (257,452)         3,066,991
                                        ---------------    -------------      -------------

OTHER INCOME (EXPENSE):
     Interest income                             30,203                -             30,203
     Interest expense                            (6,726)               -             (6,726)
                                        ---------------    -------------      -------------
                                                 23,477                -             23,477
                                        ---------------    -------------      -------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                       3,347,920         (257,452)         3,090,468

INCOME TAX PROVISION (BENEFIT)                1,173,476          (62,660)         1,110,816
                                        ---------------    -------------      -------------

INCOME FROM CONTINUING
    OPERATIONS                                2,174,444         (194,792)         1,979,652

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $188,117                                (317,336)               -           (317,336)
                                        ---------------    -------------      -------------

NET INCOME (LOSS)                          $  1,857,108    $    (194,792)       $ 1,662,316
                                        ===============    =============      =============

EARNINGS (LOSS) PER SHARE:
    Basic:
       Continuing operations               $       0.22    $       (0.02)       $      0.20
       Discontinued operations             $      (0.03)   $           -        $     (0.03)
                                        ---------------    -------------      -------------
           Total                           $       0.19    $       (0.02)       $      0.17
                                        ===============    =============      =============
    Diluted:
       Continuing operations               $       0.21    $       (0.02)              0.19
       Discontinued operations             $      (0.03)   $           -        $     (0.03)
                                        ---------------    -------------      -------------
           Total                           $       0.18    $       (0.02)       $      0.16
                                        ===============    =============      =============

(1) - Includes Intercompany transactions of $363,676, which are eliminated in consolidated total amounts.